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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        DATE OF REPORT (Date of earliest event reported):  MAY 10, 1999


                           ARGENT CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         NEVADA                              0-20702                          88-0383765
(State of Incorporation)               (Commission File No.)       (IRS Employer Identification No.)

             1801 WEST END AVENUE, SUITE 1110, NASHVILLE, TN 37203
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (615) 345-6200


             101 MAIN STREET, 3rd FLOOR, HUNTINGTON BEACH, CA 92648 (Former name or former address, if changed since last report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          None

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          None

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT.

          Responses to Item 304(a)(1) of Regulation SB
          --------------------------------------------

          (i) The Company received notice May 10, 1999, that Deloitte & Touche, LLP had resigned as the Company's independent auditor, effective May 7, 1999.

          (ii) The Report of Deloitte & Touche, LLP on the Company's audited, consolidated financial statements for the years ended December 31, 1998 and 1997 furnished in the Form 10-KSB filed by the Company on May 3, 1999,

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          referred to notes to such financial statements prepared by Deloitte &
          Touche, LLP, which expressed uncertainty in regard to the Company's ability to continue as a going concern, and pointed out that those financial statements do not include adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

(iii)     Not applicable.

(iv) There were no such disagreements between the Company and Deloitte & Touche, LLP.

          Response to Item 304(a)(3) of Regulations S-B
          ---------------------------------------------

          Pursuant to Item 304(a)(3) of Regulation S-B, the Company has provided Deloitte & Touche, LLP with a copy of the disclosures made in this Form 8-K on this date, and has requested Deloitte & Touche, LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche, LLP agrees with the statements made by the Company herein. The Company will timely file a copy of such letter upon receipt as an exhibit to an amendment of this Form 8-k.

ITEM 5.   OTHER EVENTS.

          Not Applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          None

ITEM 8.   CHANGE IN FISCAL YEAR.

          None


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 17, 1999                      Registrant:

                                        Argent Capital Corporation

                                        By: /s/ ROY L. PAINTER
                                            -----------------------
                                                Roy L. Painter
                                            Chief Operating Officer
                                            Chief Financial Officer